UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 3, 2003

World Airways, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26582	94-1358276
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The HLH Building
101 World Drive
Peachtree City, Georgia 30269
(Address of principal executive offices)

(770) 632-8000
(Registrant’s telephone number, including area code)

SIGNATURES
EX-99.1-PRESS RELEASE/OCTOBER 3, 2003

ITEM 9.   Regulation FD Disclosure.

     On October 3, 2003, World Airways, Inc., a Delaware corporation, issued the press release attached as Exhibit 99.1 hereto. The text of the press release is incorporated by reference herein and furnished under this Item 9.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Airways, Inc. (Registrant)

Date: October 3, 2003	By:	/s/ Hollis L. Harris Harris L. Hollis Chairman and Chief Executive Officer